SALOMON INC
      Seven World Trade Center, New York, New York   10048    212 783-7000

Contact:        Robert F. Baker
                  212-783-6299

For immediate release:

                SALOMON INC ANNOUNCES ITS INTENTION TO SELL BASIS
                    PETROLEUM TO VALERO ENERGY CORPORATION

New York, March 17, 1997 - Salomon Inc (the "Company") today announced that its Board of Directors has approved a letter of intent to sell all of the stock of Basis Petroleum to Valero Energy Corporation (NYSE: VLO). Closing is expected in May 1997. This sale will result in an aftertax loss of approximately $290 million. Proceeds from the sale will include cash, Valero common stock and participation payments. The participation payments are based on a fixed notional throughput and the difference, if any, between an average market crackspread and a base crackspread over each of the next ten years. The sale is subject to negotiation of a final agreement and to the satisfaction of other customary conditions.

Robert E. Denham, Chairman and Chief Executive Officer of Salomon Inc, stated:
"This sale provides Salomon a good way to exit a non-core business, and it places Basis in the hands of a company committed to refining."

The Company's investment in Genesis Energy, L. P. (NYSE: GEL), presently held through Basis, is not part of the sale, and the transaction with Valero is not expected to have a material impact on Genesis. The Company will continue to provide credit support and common unit distribution support to Genesis under the existing agreements between the Company and Genesis, and certain administrative services will continue to be provided for a limited time period.

The estimated loss includes severance costs and anticipated operating losses to be incurred prior to the completion of the sale, and reflects other estimates of values at time of closing. Pursuant to applicable accounting standards, the Company is required to include the loss in its previously reported fourth quarter 1996 results. In addition, Basis Petroleum is presented as a discontinued operation in the Company's financial statements.

After giving effect to the estimated loss from the sale of Basis, the Company's net income for 1996 was $617 million, with a $62 million loss for the fourth quarter of 1996. Income from continuing operations was $982 million in 1996 compared with $513 million in 1995. Fully diluted earnings per share from continuing operations was $7.85 in 1996 compared with $3.95 in 1995. The Company's fully diluted return on equity from continuing operations was 21.7% in 1996 compared with 12.5% in 1995.

Attached are the Company's 1996 Financial Highlights and Statement of Income reflecting the sale of Basis, as well as a Fact Sheet describing the principal terms of the letter of intent.



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                                                        SALOMON INC AND SUBSIDIARIES
                                                 Selected Financial Information (unaudited)
                                                (Dollars in millions, except per share data)


                                                                        Quarter ended                              Year ended
                                                     ---------------------------------------------     ----------------------------
                                                      Dec. 31,         Sept. 30,       Dec. 31,         Dec. 31,        Dec. 31,
                                                        1996             1996            1995             1996            1995
                                                     ------------     ------------    ------------     ------------    ------------
SUMMARY OF OPERATING RESULTS FROM
CONTINUING OPERATIONS BY BUSINESS:
Income before income taxes:
   Salomon Brothers                                $         296    $         176   $         207    $       1,365   $         704
   Phibro                                                     57                7              56              192              85
   Corporate and other                                        12               49               3               53              10
                                                     ------------     ------------    ------------     ------------    ------------
   Income before income taxes                      $         365    $         232   $         266    $       1,610   $         799
                                                     ============     ============    ============     ============    ============

Salomon Brothers' revenues, net of interest expense:
       Fixed income sales and trading              $         588    $         598   $         379    $       2,624   $       1,603
       Equity sales and trading                               83              (26)            185              389             828
       Global investment banking                             234              187             168              853             472
       Asset management                                       15               13              11               51              39
       Other                                                  31                -               -               31               6
                                                    ------------     ------------    ------------     ------------    ------------
          Total Salomon Brothers' revenues,
            net of interest expense                $         951    $         772   $         743    $       3,948   $       2,948
                                                    ============     ============    ============     ============    ============

RETURN ON AVERAGE COMMON STOCKHOLDERS' EQUITY
  FROM CONTINUING OPERATIONS:
   Primary                                                  21.1%            12.4%           20.2%            23.7%           13.6%
   Fully diluted*                                           19.6             11.7            18.2             21.7            12.5
                                                    ============     ============    ============     ============    ============

PER COMMON SHARE:
     Cash dividends                                $        0.16    $        0.16   $        0.16    $        0.64   $        0.64
     High market price                                        49           46 7/8          40 5/8               49          43 1/4
     Low market price                                     44 1/8               38          33 7/8           34 7/8          32 1/4
     Ending market price                                  47 1/8           45 5/8          35 3/8     ============    ============
     Book value at quarter-end*                            40.03            40.67           35.84
                                                    ============     ============    ============

AT QUARTER-END:
     Average assets for the quarter                $     209,000    $     191,000   $     184,000
     Common equity                                         4,407            4,341           3,831
     Redeemable preferred equity                             420              560             560
     Perpetual preferred equity                              450              450             312
     TRUPS**                                                 345              345               -
                                                    ============     ============    ============


*   Assumes  conversion of redeemable  preferred  stock unless such  assumptions result in higher returns on equity or book value than  determined  under the primary method.
**  Guaranteed preferred beneficial interests in Company subordinated debt securities.

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                                                        SALOMON INC AND SUBSIDIARIES
                                                  Consolidated Statement of Income (unaudited)
                                                  (Dollars in millions, except per share data)



                                                                      Quarter ended                              Year ended
                                                       -------------------------------------------      ----------------------------
                                                        Dec. 31,       Sept. 30,        Dec. 31,         Dec. 31,        Dec. 31,
                                                           1996            1996            1995             1996            1995
Revenues:
     Interest and dividends                          $      1,374    $      1,366    $      1,858     $       5,748   $       7,021
     Principal transactions                                   448             307             268             1,990           1,077
     Investment banking                                       234             187             168               853             472
     Commissions                                               92              69              80               326             332
     Other                                                     51              56              14               129              51
                                                      -----------     -----------     -----------      ------------    ------------
     Total revenues                                         2,199           1,985           2,388             9,046           8,953
     Interest expense                                       1,146           1,132           1,541             4,679           5,754
                                                      -----------     -----------     -----------      ------------    ------------
Revenues, net of interest expense                           1,053             853             847             4,367           3,199
                                                      -----------     -----------     -----------      ------------    ------------

Noninterest expenses:
     Compensation and employee-related                        502             441             418             2,039           1,710
     Technology                                                51              59              50               206             215
     Professional services and business
          development                                          52              45              52               189             172
     Occupancy                                                 41              41              44               168             170
     Clearing and exchange fees                                20              20              15                74              63
     Other                                                     22              15               2                81              70
                                                      -----------     -----------     -----------      ------------    ------------
Total noninterest expenses                                    688             621             581             2,757           2,400
                                                      -----------     -----------     -----------      ------------    ------------

Income from continuing operations before income taxes         365             232             266             1,610             799
Income tax expense                                            131              92              79               628             286
                                                      -----------     -----------     -----------      ------------    ------------
Income from continuing operations                             234             140             187               982             513
                                                      -----------     -----------     -----------      ------------    ------------
Discontinued Operations:
  Loss, net of tax benefit of $3, $18, $13,
       $48 and $35                                             (6)            (28)            (19)              (75)            (56)
  Loss on disposition of Basis,
       net of tax benefit of $215                            (290)              -               -              (290)              -
                                                      -----------     -----------     -----------      ------------    ------------
Net income (loss)                                    $        (62)   $        112    $        168     $         617   $         457
                                                      ===========     ===========     ===========      ============    ============


EARNINGS (LOSS) PER SHARE:
Primary earnings from continuing operations          $       2.03    $       1.15    $       1.61     $        8.59   $        4.17
Primary earnings (loss)                                     (0.71)           0.88            1.42              5.16            3.64
Fully diluted earnings from continuing operations*           1.88            1.08            1.48              7.85            3.95
Fully diluted earnings (loss)*                              (0.71)           0.85            1.32              4.84            3.50
                                                      ===========     ===========     ===========      ============    ============

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING
 (in thousands):
For primary earnings per share                            108,100         105,500         106,600           106,400         106,500
For fully diluted earnings per share                      120,700         120,600         123,000           120,900         124,700
                                                      ===========     ===========     ===========      ============    ============


*Assumes conversion of redeemable preferred stock unless such assumptions result in higher earnings per share than determined under the primary method.

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                                                              Salomon Inc
                                                        Sale of Basis Petroleum
                                                      Letter of Intent Fact Sheet

Proposed Terms of Sale

Sales Price:                                  Approximately $485 million plus potential participation payments

Net Working Capital*:                         Purchase price includes approximately $200 million for net working capital

Participation Payment:                        $200  million  aggregate cap;  10-year  term from  closing;
                                              payment, if any, computed and paid annually based on a fixed notional
                                              throughput   and  the   difference between  an average  market  crack
                                              spread  and a base  crack  spread; $35 million  annual cap;  adjusted for incremental  inflation above a base  level  beginning  in  second year after closing

Form of  Payment:                             Approximately  $365 million  cash and $120 million VLO
                                              stock     paid     at     closing; participation  payments,  if  any,
                                              paid in cash. As a result of VLO's merger  agreement  with PG&E,  VLO stock is expected to be  exchanged for  stock of PG&E and a new stock representing VLO's refining assets

Tax Treatment:                                Asset sale, as a result of Salomon Inc taking 338(h)(10) election

Closing:                                      May 1997


Company Information

Refineries:                                   Texas City Refinery (Texas City, TX) -                   160,000 b/d
                                              Houston Refinery (Houston, TX) -                          85,000 b/d
                                              Krotz Springs Refinery (Krotz Springs, LA) -              65,000 b/d
                                                                       Total distillation capacity     310,000 b/d

Other Assets and Businesses:                  Wholesale marketing, bunkering, various terminals, hydrogen plant, corporate and other assets

Book Impact of Sale:                          $290 million after-tax loss for Salomon Inc

*Net working capital is defined as current assets (e.g. cash, accounts receivable and inventories) less current liabilities
 (e.g. accounts payable, accrued liabilities).




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